[Logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                             JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                               MFS(R) INSTITUTIONAL EMERGING
                               MARKETS DEBT FUND

MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND
TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           INVESTOR SERVICE
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
Matthew W. Ryan*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/Jeffrey L. Shames
------------------------
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 15, 1999


MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 1999, the Fund provided a total return of 0.18% (including the reinvestment of any distributions), which compares to a -10.63% return for the average emerging markets debt fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance (Lipper). Over the same period, the Fund's return also compares to a 42.93% return for the J.P. Morgan Emerging Local Markets Index (the Emerging Local Markets Index), which is comprised of local-currency, short-term instruments, and to a 17.94% return for its custom index (the Custom Index), a blend of the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+), which comprises 50% of the custom index, and the Emerging Local Markets Index (50%). The EMBI+ is comprised of Brady bonds (U.S. dollar-denominated restructured bank loans). The Fund typically invests half its net assets in Brady bonds and half in local-currency instruments.

The past 12 months have been characterized by crisis and recovery. The emerging Asian economies were the first to experience financial instability, beginning in 1997 and carrying over to 1998. Russia's economic collapse in August 1998 marked the second and most virulent phase of the emerging market crisis, triggering a generalized sell-off of the asset class. The resulting withdrawal of capital from emerging market economies exposed vulnerabilities in a number of countries, including Brazil, which was forced to devalue its currency in January 1999.

The Fund was affected adversely by exposure to Russian dollar debt during the second half of 1998. Overweighted positions in more defensive countries, such as Mexico, Peru, Panama, and Morocco, helped performance. The Fund was underweighted in Argentina, however, which outperformed the market last year. The biggest contributor to last year's underperformance against the custom benchmark was the underweighting of Asian currencies during the second half of 1998. The Fund's cautious stance vis-a-vis these currencies benefited performance at the onset of the crisis, but hurt returns during their recovery in the second half of 1998.

The Fund's performance improved sharply with the market rebound in the first half of 1999. Over the last six months, the Fund provided a return of 10.02%, which compares to a return of 9.72% for the average emerging markets debt fund tracked by Lipper, 12.82% for the Emerging Local Markets Index, and 11.70% for the Custom Index. Overweighted positions in Korea and the Philippines benefited from the surprisingly strong recovery in non-Japan Asia. We continue to be encouraged by the creditworthiness of a number of countries in the region, but the scarcity of compelling valuations has limited our current exposure. The Fund took profits in Korea in the first half of 1999.

Latin America today is a patchwork of countries in widely different economic circumstances. The Fund has maintained an overweighted position in Mexican bonds despite rather rich valuations compared to other emerging credits. We continue to be impressed by Mexico's sound policy management, economic performance, and credit upgrade prospects. The Fund's Mexican peso positions have been profitable and have fluctuated depending on peso levels. We have reduced our position in Brazil because reform momentum has slowed in line with the decline in the political fortunes of its President.

We modestly have increased our low exposure to Argentina recently. As the market has penalized this deteriorating credit, we believe valuations have approached more reasonable levels. We remain concerned about developments in Ecuador, Venezuela, and Colombia. Each of these oil exporters benefits from the increase in oil prices, but we believe Algeria to be a much more attractive oil-related credit.

The Fund benefited from a cautiously rebuilt position in Russia, where bond valuations had plunged to default levels and where fears of social and economic implosion have not been borne out. Another credit that has returned to favor is Bulgaria, an upgrade candidate with a reinvigorated reform program. We continue to like Poland, both in local currency and in corporate dollar-denominated credits.

We are confident regarding emerging market debt at current valuations. We believe a number of profitable opportunities exist, although careful differentiation among credits remains critical. Given reduced global liquidity, associated with fears of further Federal Reserve Board interest-rate increases and Year 2000 concerns, we believe the markets will remain skittish. In this environment, we will continue to focus on stable or improving credits that are not significantly dependent on continued access to international capital markets.

Respectfully,


/s/Matthew W. Ryan
---------------------------
Matthew W. Ryan
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Matthew W. Ryan is Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Institutional Emerging Markets Debt Fund. Before joining the firm in 1997, Mr. Ryan worked as an economist for four years at the International Monetary Fund and for five years as an international economist with the U.S. Treasury Department. He was named portfolio manager in 1998 and Vice President in 1999. He is a graduate of Williams College and earned a master's degree in international economics and foreign policy from Johns Hopkins University. Mr. Ryan is also a Chartered Financial Analyst.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks total return (high current income and long-term growth of capital).

Commencement of investment operations: August 7, 1995

Size: $3.6 million net assets as of June 30, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary for more information.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from August 7, 1995, through June 30, 1999)
[Graphic Omitted]

                                  50% J.P. Morgan
                                 Emerging Markets
           MFS Institutional   Bond Index Plus/50%
           Emerging Markets   J.P. Morgan Emerging         J.P. Morgan Emerging
             Debt Fund         Local Markets Index          Local Markets Index
--------------------------------------------------------------------------------
8/95          $3,000,000           $3,000,000                    $3,000,000
6/97           4,160,000            4,374,000                     3,633,000
6/98           4,229,000            4,000,000                     2,968,000
6/99           4,237,241            4,717,800                     4,242,010


AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                                        1 Year              3 Years                Life*
----------------------------------------------------------------------------------------------------------
Cumulative Total Return                                + 0.18%              +25.06%              +41.24%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return                            + 0.18%              + 7.74%              + 9.26%
----------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
----------------------------------------------------------------------------------------------------------
Average emerging markets debt fund+                    -10.63%              + 5.17%              +10.85%
----------------------------------------------------------------------------------------------------------
50% J.P. Morgan Emerging Markets Bond Index Plus/
50% J.P. Morgan Emerging Local Markets Index**         +17.94%              + 9.50%              +12.54%
----------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Local Markets Index**             +42.93%              + 9.06%              + 9.46%
----------------------------------------------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations,
  August 7, 1995, through June 30, 1999. Index returns are from September 1, 1995.
 +Source: Lipper Analytical Services, Inc.
**Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the ecomomic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1999

Bonds - 72.4%

-------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)            VALUE
-------------------------------------------------------------------------------------------------
Foreign Bonds - 72.4%
  Algeria - 4.5%
    Algeria Chase Manhattan, 6s, 2006                                   $    140       $   86,450
    Algeria Reprofiling LNS, 6.75s, 2000                                      45           42,638
    Algeria Tranche, 6.644s, 2010+                                            55           30,800
                                                                                       ----------
                                                                                       $  159,888
-------------------------------------------------------------------------------------------------
  Argentina - 4.1%
    Republic of Argentina, 5.938s, 2005                                 $    130       $  110,839
    Republic of Argentina, 11.75s, 2009                                       40           36,200
                                                                                       ----------
                                                                                       $  147,039
-------------------------------------------------------------------------------------------------
  Brazil - 11.7%
    Banco Nacional De Desenvolvi, 15.224s, 2008 (Banks and
      Credit Cos.)##                                                    $    130       $  108,875
    Federal Republic of Brazil, 5s, 2014                                     143           92,514
    Federal Republic of Brazil, 5.875s, 2024                                  75           47,348
    Federal Republic of Brazil, 5.938s, 2009-2012                            180          113,409
    Federal Republic of Brazil, 11.625s, 2004                                 60           55,878
                                                                                       ----------
                                                                                       $  418,024
-------------------------------------------------------------------------------------------------
  Bulgaria - 4.4%
    National Republic of Bulgaria, 5.875s, 2011-2024                    $    230       $  155,825
-------------------------------------------------------------------------------------------------
  Indonesia - 1.9%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Paper &
      Forest Products)                                                  $    100        $  69,000
-------------------------------------------------------------------------------------------------
  Mexico - 12.7%
    Alestra S.A. De RL De C.V., 12.625s, 2009 (Utilities -
      Telephone)##                                                      $     70        $  66,500
    Petroleos Mexicanos, 9.5s, 2027 (Oil Services)##                         100           94,500
    Satelites Mexicanos S.A. De C.V., 10.125s, 2004
      (Telecommunications)                                                    65           51,837
    United Mexican States, 9.75s, 2005                                        60           60,900
    United Mexican States, 10.375s, 2009                                     175          178,500
                                                                                       ----------
                                                                                       $  452,237
-------------------------------------------------------------------------------------------------
  Morocco - 3.5%
    Morocco Tranche A, 5.906s, 2009+                                    $    158       $  126,476
-------------------------------------------------------------------------------------------------
  Panama - 2.8%
    Republic of Panama, 4s, 2014                                        $     50        $  36,625
    Republic of Panama, 5.938s, 2016                                          53           39,029
    Republic of Panama, 8.875s, 2027                                          30           24,825
                                                                                       ----------
                                                                                       $  100,479
-------------------------------------------------------------------------------------------------
  Peru - 3.1%
    Republic of Peru, 4.5s, 2017                                        $    180       $  110,484
-------------------------------------------------------------------------------------------------
  Philippines - 3.5%
    Republic of Philippines, 9.875s, 2019                               $    125       $  122,500
-------------------------------------------------------------------------------------------------
  Poland - 6.7%
    Government of Poland, 3s, 2024                                      $    150        $  89,250
    Government of Poland, 10s, 2004                                    PLN   600          150,535
                                                                                       ----------
                                                                                       $  239,785
-------------------------------------------------------------------------------------------------
  Russia - 4.6%
    Ministry of Finance, Russia, 10s, 2007                              $     80       $   39,600
    Ministry of Finance, Russia, 11s, 2018                                    90           44,325
    Ministry of Finance, Russia, 12.75s, 2028                                 50           28,000
    Russia Principal Loans, 6.063s, 2020+ **                                 430           52,159
                                                                                       ----------
                                                                                       $  164,084
-------------------------------------------------------------------------------------------------
  South Africa - 3.3%
    Republic of South Africa, 13s, 2010                                ZAR   800       $  116,920
-------------------------------------------------------------------------------------------------
  Turkey - 2.9%
    Cellco Finance N.V., 15s, 2005 (Financial Services)##               $    100       $  103,000
-------------------------------------------------------------------------------------------------
  Venezuela - 2.7%
    Republic of Venezuela, 9.25s, 2027                                  $    150       $   97,695
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,489,163)                                              $2,583,436
-------------------------------------------------------------------------------------------------

Rights
-------------------------------------------------------------------------------------------------
                                                                          SHARES
-------------------------------------------------------------------------------------------------
    United Mexican States* (Identified Cost, $0)                         385,000       $        0
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 23.8%
-------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 7/01/99 at Amortized Cost             $    850       $  850,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,339,163)                                        $3,433,436
Other Assets, Less Liabilities - 3.8%                                                     136,208
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $3,569,644
-------------------------------------------------------------------------------------------------

 *Non-income producing security.
**Non-income producing security-in default.
##SEC Rule 144A restriction.
 +Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

HKD = Hong Kong Dollars                     PLN = Polish Zloty
PHP = Philippine Pesos                      ZAR = South African Rand

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
JUNE 30, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,339,163)               $3,433,436
  Cash                                                                   3,474
  Foreign currency, at value (identified cost, $18)                         17
  Receivable for investments sold                                       12,107
  Interest receivable                                                   76,103
  Net receivable for forward foreign currency exchange
    contracts to purchase                                                4,629
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      45,931
  Receivable from investment adviser                                       862
  Deferred organization expenses                                         4,551
  Other assets                                                              35
                                                                    ----------
      Total assets                                                  $3,581,145
                                                                    ----------
Liabilities:
  Payable for investments purchased                                 $    3,525
  Net payable for forward foreign currency exchange contracts to sell      306
  Payable for daily variation margin on open futures contracts           3,000
  Payable to affiliates -
    Management fee                                                          83
    Shareholder servicing agent fee                                          1
    Administrative fee                                                       2
  Accrued expenses and other liabilities                                 4,584
                                                                    ----------
      Total liabilities                                             $   11,501
                                                                    ----------
Net assets                                                          $3,569,644
                                                                    ==========
Net assets consist of:
  Paid-in capital                                                   $3,847,933
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign currencies        140,807
  Accumulated distributions in excess of net realized gain on
    investments and foreign currency transactions                     (693,217)
  Accumulated undistributed net investment income                      274,121
                                                                    ----------
      Total                                                         $3,569,644
                                                                    ==========
Shares of beneficial interest outstanding                              358,431
                                                                       =======
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)               $9.96
                                                                         =====
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 1999
------------------------------------------------------------------------------

Net investment income:
  Interest income                                                   $ 440,304
                                                                    ---------
  Expenses -
    Management fee                                                  $   36,786
    Trustees' compensation                                               5,300
    Shareholder servicing agent fee                                        325
    Administrative fee                                                     534
    Auditing fees                                                       36,928
    Registration fees                                                   11,418
    Custodian fee                                                        8,496
    Printing                                                             7,809
    Amortization of organization expenses                                4,081
    Legal fees                                                           2,259
    Miscellaneous                                                          362
                                                                    ----------
      Total expenses                                                   114,298
    Fees paid indirectly                                                (2,950)
    Reduction of expenses by investment adviser                        (57,251)
                                                                    ----------
      Net expenses                                                  $   54,097
                                                                    ----------
        Net investment income                                          386,207
                                                                    ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ (689,961)
    Futures contracts                                                    2,707
    Foreign currency transactions                                       79,473
                                                                    ----------
      Net realized loss on investments and
        foreign currency transactions                               $ (607,781)
                                                                    ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $   26,540
    Futures contracts                                                   (3,835)
    Translation of assets and liabilities in foreign currencies         49,310
                                                                    ----------
      Net unrealized gain on investments and foreign
        currency translation                                        $   72,015
                                                                    ----------
        Net realized and unrealized loss on investments
          and foreign currency                                      $ (535,766)
                                                                    ----------
          Decrease in net assets from operations                    $ (149,559)
                                                                    ==========
See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                 1999              1998
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $   386,207        $  344,034
  Net realized loss on investments and foreign currency
    transactions                                                   (607,781)         (124,794)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             72,015          (134,989)
                                                                -----------        ----------
    Increase (decrease) in net assets from operations           $  (149,559)       $   84,251
                                                                -----------        ----------

Distributions declared to shareholders -
  From net investment income                                    $  (362,744)       $ (175,251)
  From net realized gain on investments and foreign currency
    transactions                                                     --              (365,182)
  In excess of net realized gain on investments and foreign
    currency transactions                                           (27,982)           (7,721)
                                                                -----------        ----------
    Total distributions declared to shareholders                $  (390,726)       $ (548,154)
                                                                -----------        ----------
Net increase (decrease) in net assets from Fund share
  transactions                                                   (1,216,578)       $  464,895
                                                                -----------        ----------
    Total increase (decrease) in net assets                      (1,756,863)       $      992
Net assets:
  At beginning of period                                          5,326,507         5,325,515
                                                                -----------        ----------
  At end of period (including accumulated undistributed net
    investment income of $274,121 and $222,288, respectively)   $ 3,569,644        $5,326,507
                                                                ===========        ==========

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                     -----------------------------------------------------------------------
                                                            1999               1998               1997              1996*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $10.86             $11.94             $10.88             $10.00
                                                          ------             ------             ------             ------
Income from investment operations# -
  Net investment income(S)                                $ 0.84             $ 0.73             $ 0.94             $ 0.70
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          (0.93)             (0.56)              1.41               0.56
                                                          ------             ------             ------             ------
      Total from investment operations                    $(0.09)            $ 0.17             $ 2.35             $ 1.26
                                                          ------             ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                              $(0.75)            $(0.40)            $(0.83)            $(0.38)
  From net realized gain on investments and
    foreign currency transactions                           --                (0.83)             (0.46)              --
  In excess of net realized gain on investments
    and foreign currency transactions                      (0.06)             (0.02)              --                 --
                                                          ------             ------             ------             ------
      Total distributions declared to shareholders        $(0.81)            $(1.25)            $(1.29)            $(0.38)
                                                          ------             ------             ------             ------
Net asset value - end of period                           $ 9.96             $10.86             $11.94             $10.88
                                                          ======             ======             ======             ======
Total return                                               0.18%              1.67%             22.79%             12.93%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.31%              1.30%              1.29%              1.25%+
  Net investment income                                    8.88%              6.46%              8.30%              7.59%+
Portfolio turnover                                          399%               159%               473%               285%
Net assets at end of period (000 omitted)                 $3,570             $5,327             $5,326             $4,160

  *For the period from the commencement of the Fund's investment operations, August 7, 1995, through
   June 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

(S)Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management fees, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                 $ 0.71             $ 0.66             $ 0.85             $ 0.43
    Ratios (to average net assets):
      Expenses##                                           2.63%              1.91%              2.07%              4.21%+
      Net investment income                                7.56%              5.86%              7.48%              4.63%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Emerging Markets Debt Fund (the Fund) is a non-diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 1999, $28,370 from accumulated distributions in excess of net realized gain on investments and foreign currency transactions was reclassified to accumulated undistributed net investment income. This change had no effect on the net assets or net asset value per share. At June 30, 1999, accumulated undistributed net investment income and accumulated distributions in excess of net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and foreign currency.

At June 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $597,483 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2007.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.85% of the Fund's average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $195,799.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $12,408,890 and $12,665,971, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $3,350,620
                                                                   ----------
Gross unrealized appreciation                                      $  132,413
Gross unrealized depreciation                                         (49,597)
                                                                   ----------
    Net unrealized appreciation                                    $   82,816
                                                                   ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                                YEAR ENDED JUNE 30, 1999      YEAR ENDED JUNE 30, 1998
                                          ------------------------------   ---------------------------
                                                SHARES            AMOUNT        SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                      3,006     $      29,302         4,979      $   57,265
Shares issued to shareholders in
  reinvestment of distributions                 43,174           390,726        51,762         548,154
Shares reacquired                             (178,320)       (1,636,606)      (12,075)       (140,524)
                                             ---------     -------------      --------       ---------
    Net increase (decrease)                   (132,140)    $  (1,216,578)       44,666      $  464,895
                                              ========     =============        ======      ==========

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1999, was $36.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                                            NET
                                                                                                                     UNREALIZED
                                                  CONTRACTS TO                                   CONTRACTS         APPRECIATION
                     SETTLEMENT DATE           DELIVER/RECEIVE        IN EXCHANGE FOR             AT VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Sales                        5/03/00  HKD            1,332,681               $170,000             $170,306               $(306)
                                                                                                  --------              ------
Purchases                    7/06/99  PHP            4,731,600               $120,000             $124,629              $4,629
                                                                                                  --------              ------

At June 30, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $41,230 with Merrill Lynch and $4,701 with Deutsche Bank.

At June 30, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                                                                     UNREALIZED
DESCRIPTION                                         EXPIRATION              CONTRACTS             POSITION         DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury                                   September 1999                      4                Short             $(3,864)
                                                                                                                       --------

At June 30, 1999, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 1999, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 5.87% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                                                   SHARE/PAR
DESCRIPTION                                            DATE OF ACQUISITION            AMOUNT              COST             VALUE
----------------------------------------------------------------------------------------------------------------------------------
Algeria Tranche, 6.644s, 3/04/2010                                 5/12/99            55,000          $ 29,333          $ 30,800
Morocco Tranche A, 5.906s, 1/01/2009                               8/26/98           158,095           110,421           126,476
Russia Principal Loans, 6.063s, 12/15/2020                         5/06/99           430,000            34,264            52,159
                                                                                                                        --------
                                                                                                                        $209,435
                                                                                                                        ========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Emerging Markets Debt Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1999 and 1998, and the financial highlights for each of the years in the four-year period ended June 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Emerging Markets Debt Fund at June 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 6, 1999

FEDERAL TAX INFORMATION

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program
Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research
(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  EFI-2 8/99 .5M